UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2002


                              CARNIVAL CORPORATION
             (Exact name of registrant as specified in its charter)


Republic of Panama                      1-9610                   59-1562976
(State or other jurisdiction          (Commission            ( I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


3655 N.W. 87th Avenue, Miami, Florida                33178-2428
(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:  (305) 599-2600

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ITEM 5.           OTHER EVENTS

                  On February 12, 2002, the registrant issued the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  The press release of the registrant is attached as Exhibit
99.1 to this report.


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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2002


                                   CARNIVAL CORPORATION



                                   By:  /s/ Arnaldo Perez
                                        ---------------------------------------
                                        Name:   Arnaldo Perez
                                        Title:  Vice President, General
                                                Counsel and Secretary





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                                  EXHIBIT LIST
                                  ------------


         EXHIBIT                    DESCRIPTION
         -------                    -----------

         99.1                       Press Release dated February 12, 2002.